                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND
                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2000

                                                                October 10, 2000

Dear Investor,


    This supplement to the Prospectus dated March 1, 2000 for the above-referenced funds (each a "PW fund") describes important changes affecting your fund. These changes were proposed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and approved by your fund's board as in the best interests of fund shareholders. If you have any questions about these changes, you should contact your Financial Advisor.



    The purpose of this supplement is to notify you of


       - the proposed merger of each PW fund into a series of another mutual fund and

       - changes in the investment management arrangements for PaineWebber Global Equity Fund and PaineWebber Global Income Fund and related investment strategy changes that became effective on October 10, 2000.

    The shareholders of each PW fund must approve its proposed merger before the transaction can be effected. The proposed mergers will be submitted to shareholders at meetings expected to be held in January or February 2001. If approved by the PW fund's shareholders, the merger for that PW fund is expected to become effective no later than early March 2001.

    More information about the proposed merger for each PW fund and the new investment management arrangements and related investment strategy changes for PaineWebber Global Equity Fund and PaineWebber Global Income Fund is set out below.

    The investment advisory arrangements and investment strategies for PaineWebber Asia Pacific Growth Fund and PaineWebber Emerging Markets Equity Fund are unchanged. The investment portfolios of these two PW funds will continue to be sub-advised by Schroder Investment Management North America Inc., who also serves as sub-adviser to the fund proposed as their merger partner.

PROPOSED MERGERS

    On October 6, 2000, the board of trustees for each PW fund approved the submission to its shareholders of an Agreement and Plan of Reorganization and Termination ("Plan") under which the PW fund would transfer substantially all of its assets and liabilities to a series of PaineWebber PACE Select Advisors Trust, an open-end mutual fund (each series a "PACE fund"). The PACE funds' investments are managed by sub-advisers, and the same sub-adviser(s) for each PACE fund proposed as a merger partner for a PW fund now serves as sub-adviser(s) for that PW fund. If a PW fund's shareholders approve the proposed merger, they will receive shares of the applicable PACE fund in exchange for their shares in the PW fund, and the PW fund will cease operations.


    Each merger is expected to be a tax-free transaction, which means that no gain or loss will be recognized by either fund and that the PW fund's shareholders will not realize any gain or loss on their receipt of PACE fund shares in the merger. More information about the proposed merger for each PW fund will be provided to its shareholders in proxy solicitation materials that are expected to be mailed in November 2000.



                                                                      Item #ZS73

    The parties to each proposed merger are identified below, along with each fund's investment objective and primary investment strategies.

                   PW Fund                         PACE Fund Proposed as Merger Partner
---------------------------------------------  ---------------------------------------------
PAINEWEBBER GLOBAL EQUITY FUND (A SERIES OF    PACE INTERNATIONAL EQUITY INVESTMENTS
PAINEWEBBER INVESTMENT TRUST)
INVESTMENT OBJECTIVE: Long-term growth of      INVESTMENT OBJECTIVE: Capital appreciation.
capital.
Invests primarily in stocks of companies in    Invests primarily in stocks of companies that
the United States and in foreign countries     are domiciled in developed foreign countries
that are represented in the MSCI Europe,       and principally traded in Japanese, European,
Australasia and Far East Index.                Pacific and Australian securities markets or
                                               traded in U.S. securities markets. Normally
                                               does not invest significantly in companies
                                               domiciled in the United States.
--------------------------------------------   --------------------------------------------
PAINEWEBBER GLOBAL INCOME FUND (THE SOLE       PACE GLOBAL FIXED INCOME INVESTMENTS
SERIES OF PAINEWEBBER INVESTMENT SERIES)
INVESTMENT OBJECTIVE: Primarily, high current  INVESTMENT OBJECTIVE: High total return.
income consistent with prudent investment
risk; secondarily, capital appreciation.
Invests primarily in high quality bonds (in    Invests primarily in high grade bonds (in the
the two highest rating categories) of          three highest rating categories) of
governmental and private issuers in the        governmental and private issuers in the
United States and in developed foreign         United States and developed foreign
countries.                                     countries.
--------------------------------------------   --------------------------------------------
PAINEWEBBER ASIA PACIFIC GROWTH FUND (A        PACE INTERNATIONAL EMERGING MARKETS EQUITY
SERIES OF PAINEWEBBER MANAGED INVESTMENTS      INVESTMENTS
TRUST)
INVESTMENT OBJECTIVE: Long-term capital        INVESTMENT OBJECTIVE: Capital appreciation.
appreciation.
Invests primarily in stocks of companies in    Invests primarily in stocks of companies
the Asia Pacific Region (except Japan),        domiciled in emerging market countries
including companies in both developed and      throughout the world. May not always
emerging market countries.                     diversify its investments on a geographic
                                               basis.
--------------------------------------------   --------------------------------------------
PAINEWEBBER EMERGING MARKETS EQUITY FUND (THE  PACE INTERNATIONAL EMERGING MARKETS EQUITY
SOLE SERIES OF PAINEWEBBER INVESTMENT TRUST    INVESTMENTS
II)
INVESTMENT OBJECTIVE: Long-term capital        INVESTMENT OBJECTIVE: Capital appreciation.
appreciation.
Invests primarily in stocks of companies in    Invests primarily in stocks of companies
emerging market countries.                     domiciled in emerging market countries. May
                                               not always diversify its investments on a
                                               geographic basis.
--------------------------------------------   --------------------------------------------


    You may continue to buy and sell shares in the PW funds and exchange your PW fund Class A, Class B and Class C shares for shares of the corresponding class of other PaineWebber funds prior to the shareholder meetings. When you sell or exchange your PW fund shares, you generally will be subject to federal income tax on any gain you realize. If the merger proposal is approved for a PW fund, that PW fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is effected.


NEW INVESTMENT MANAGEMENT ARRANGEMENTS FOR PAINEWEBBER GLOBAL EQUITY FUND AND PAINEWEBBER GLOBAL INCOME FUND


    On October 6, 2000, the board of trustees for each of these funds terminated the existing Investment Advisory and Administration Contract ("Old Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") relating to the fund and approved new interim investment management arrangements that became effective on October 10, 2000.

    These interim investment management arrangements consist of a new Interim Investment Management and Administration Contract ("Interim Management Contract") with Mitchell Hutchins and one or more Interim Sub-Advisory Contracts between Mitchell Hutchins and unaffiliated sub-advisers. Under the Interim Management Contracts, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the funds' assets and to supervise and monitor the performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers. The interim contracts terminate automatically 150 days after their effective dates. The fees payable by each fund to Mitchell Hutchins under its Interim Management Contract are identical to the fees under the Old Advisory Contract. Mitchell Hutchins (not the funds) pays the sub-advisers for their services under the Interim Sub-Advisory Contracts.


    The board of PaineWebber Global Equity Fund approved an Interim Sub-Advisory Contract between Mitchell Hutchins and Martin Currie Inc. under which Martin Currie Inc. manages the fund's foreign investments. Under its Interim Management Contract relating to this fund, Mitchell Hutchins will continue to allocate the fund's assets between U.S. and foreign investments and to manage the fund's U.S. investments. However, Mitchell Hutchins now seeks to replicate the total return of the S&P 500 Index (before fees and expenses), for the fund's U.S. investments, as described below.


    The board of PaineWebber Global Income Fund approved two Interim Sub-Advisory Contracts -- one between Mitchell Hutchins and Rogge Global Partners plc and the second between Mitchell Hutchins and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW"). Under its Interim Management Contract relating to this fund, Mitchell Hutchins has initially allocated the fund's assets between Rogge Global Partners and FFTW in approximately equal portions. The relative values allocated to each sub-adviser may change over time.


    These arrangements and related changes in each fund's investment strategies are described in greater detail below. The new sub-advisers expect to realign their funds' portfolios to reflect their proprietary investment strategies over the next several weeks. As a result, during this period, the funds may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, a fund may realize capital gains when portfolio positions are sold by a new sub-adviser. These realized capital gains may increase a fund's taxable dividends for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED MARCH 1, 2000 IS REVISED AS
FOLLOWS:

FOR PAINEWEBBER GLOBAL EQUITY FUND, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 3 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

           PRINCIPAL INVESTMENT STRATEGIES

           The fund generally invests primarily in stocks of companies in the United States and in foreign countries that are represented in the MSCI Europe, Australasia and Far East Index. The EAFE Index reflects stocks in most developed countries outside North America. The fund also invests, to a lesser extent, in stocks of issuers in other countries, including emerging markets, and in U.S. and foreign bonds.

           The fund's manager, Mitchell Hutchins Asset Management Inc., allocates the fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE countries. Mitchell Hutchins may increase the allocation of the fund's assets to either the U.S. or foreign markets if it believes that one of those markets has greater potential for high returns, relative to the risk of loss. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

           Mitchell Hutchins has appointed Martin Currie Inc. as sub-adviser for the fund's foreign investments. Martin Currie Inc. looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie Inc. considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system.


           In managing the fund's U.S. investments, Mitchell Hutchins uses a "passive" investment approach in attempting to replicate the investment performance of the

           Standard & Poor's 500 Composite Stock Index rather than actively buying and selling stocks, some of which might not be included in the S&P 500 Index. Mitchell Hutchins expects to achieve this goal for the fund's U.S. investments by using futures contracts and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance which may be used for fund management purposes.


FOR PAINEWEBBER GLOBAL EQUITY FUND, THE SECTION CAPTIONED "PRINCIPAL RISKS" ON
P. 3 OF THE PROSPECTUS AND THE SECTION CAPTIONED "MORE ABOUT RISKS AND INVESTMENT STRATEGIES" ON P. 15 OF THE PROSPECTUS ARE AMENDED BY THE ADDITION OF THE FOLLOWING NEW PARAGRAPH:

           INDEX TRACKING RISK. Global Equity Fund expects a close correlation between the performance of its U.S. investments and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and expenses, the investment results of the Index for its U.S. investments, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

FOR PAINEWEBBER GLOBAL INCOME FUND, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 6 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

           PRINCIPAL INVESTMENT STRATEGIES

           The fund invests primarily in high quality bonds of governmental and private issuers in the United States and in developed foreign countries. These high quality bonds are rated in one of the two highest rating categories or are of comparable quality. The fund also invests, to a lesser extent, in lower rated bonds, including bonds of issuers in emerging markets. These may include bonds that have very low credit ratings but that a sub-adviser believes may provide a return that is high enough to justify the additional risk. Some of the fund's bonds may be backed by mortgages.


           Mitchell Hutchins Asset Management Inc., the fund's manager, has appointed Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates
           ("FFTW") to serve as sub-advisers for the fund's investments. Mitchell Hutchins allocates the fund's assets between Rogge Global Partners and FFTW.


           Rogge Global Partners seeks to invest its share of the fund's assets in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy or sell for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund.


           FFTW seeks to outperform a benchmark, the Lehman Global Aggregate Index (Unhedged), for its share of the fund's assets through an active bond selection process that relies on (1) construction of portfolios around diversified and balanced off-benchmark securities that FFTW expects to have low relative correlations,
           (2) identifying the most attractive sectors and the most attractive individual securities within those sectors and
           (3) monitoring of portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc trends in economic growth, inflation and monetary and fiscal policies. FFTW decides which securities to buy or sell for the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from current market valuations.

THE SECTION AT P. 22 OF THE PROSPECTUS CAPTIONED "INVESTMENT ADVISERS" IS REPLACED WITH THE FOLLOWING:

           INVESTMENT ADVISER/MANAGER AND SUB-ADVISERS

           Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator for Asia Pacific Growth Fund and Emerging Markets Equity Fund. Mitchell Hutchins is the manager and administrator for Global Equity Fund and Global Income Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

           On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

           Martin Currie Inc., the sub-adviser for Global Equity Fund's foreign investments, is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. Martin Currie Inc. and its affiliates are part of one of Scotland's leading independent investment management companies which, since its founding in 1881, has developed an expertise in equity investments.

           Rogge Global Partners plc, the sub-adviser for a portion of Global Income Fund's assets, is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ. Rogge Global Partners was organized in 1984 and specializes in global fixed income management.

           Fischer Francis Trees & Watts, Inc. ("FFTW (NY)") and its affiliates are subadvisers for a portion of Global Income Fund's assets. FFTW (NY) is located at 200 Park Avenue, 46th Floor, New York, New York 10166. The addresses for its affiliates are 3 Royal Court, The Royal Exchange, London, EC 3V 3RA for Fischer Francis Trees & Watts (UK) and 50 Raffles Place, #22-01 Singapore Land Tower, Singapore 048623 for Fischer Francis Trees & Watts Pte Ltd (Singapore). The affiliates are either wholly owned subsidiaries of FFTW (NY) or are owned jointly by FFTW
           (NY) and its parent corporation. FFTW (NY) and its affiliates are referred to collectively as "FFTW." As of September 30, 2000, FFTW and its affiliates had approximately $30 billion in assets under management.

           Schroder Investment Management North America Inc.
           ("SIMNA") is the sub-adviser to Asia Pacific Growth Fund and Emerging Markets Equity Fund. SIMNA is located at
           787 Avenue of the Americas, New York, New York 10019.

THE SECTION AT P. 22 OF THE PROSPECTUS CAPTIONED "PORTFOLIO MANAGERS" IS REVISED BY REPLACING THE FIRST FIVE PARAGRAPHS WITH THE FOLLOWING:

           PORTFOLIO MANAGERS

           GLOBAL EQUITY FUND. Mitchell Hutchins is responsible for allocating Global Equity Fund's assets between U.S. and foreign markets and for managing its U.S. investments. Since October 1, 1998, T. Kirkham Barneby has been responsible for the fund's asset allocation decisions.
           Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins.

           Mr. Barneby and Frank Vallario assumed responsibility for the day-to-day management of the fund's U.S. investments on October 10, 2000. Mr. Vallario is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in March 1996, Mr. Vallario worked at PaineWebber in its capital markets group.

           Martin Currie Inc. uses a team approach in its management of the fund's foreign investments. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie Inc. since 1997. Mr. Fairweather joined Martin Currie Inc. in 1984 and has served in various investment management capacities since then. He has held his fund responsibilities since October 10, 2000.

           GLOBAL INCOME FUND. Rogge Global Partners plc uses a team approach in managing its share of Global Income Fund's assets. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since October 10, 2000.

           Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since
           October 10, 2000.

           Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Prior to that time, he served as a senior manager of the multi-currency fixed income investment team at J.P. Morgan. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst. From October 1987 through April 1995, Mr. James worked for NatWest Capital Markets, where he was a director and functioned as the international bond economist.

           Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing U.S., global and short-term mandates. Before joining Rothschild, she spent seven years at J.P. Morgan where she also managed U.S., global and short-term mandates.

           Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999) and director, emerging debt research for Nomura International (1994-1995).

           FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of Global Income Fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The portfolio manager is David Marmon, a managing director of FFTW. Key members of the team are Liaquat Ahamed, a managing director and chief investment officer of FFTW, and Adnan Akant, Stewart Russell, Richard Williams and Simon Hard, all of whom are managing directors of FFTW. These individuals have held their fund responsibilities since October 10, 2000.

           Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. His responsibilities at Yamaichi included generating trade ideas, daily analysis of market opportunities and preparing research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan's arbitrage and municipal trading desks.

           Mr. Ahamed came to FFTW in 1988 after nine years with the World Bank, where he was in charge of the bank's investments in all non-dollar government bond markets. Before assuming responsibility for the management of the non-dollar portfolios, he was responsible for investment and trading in each of the markets, including pounds sterling, Deutsche mark, Japanese yen, Canadian dollars and Australian dollars. In addition, he was involved in providing technical advice to numerous central banks on reserve and liability management. Mr. Ahamed worked initially as an economist at the World Bank, providing economic advice and analyses to senior government officials in numerous developing countries including the Philippines, Korea, Bangladesh and Kenya.

           Mr. Akant joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer in 1979. Over the next five years, as a member of the investment department, he was responsible for investment and trading of each of the major sectors of the bank's actively managed liquidity portfolio. He was a member of the investment strategy committee and shared responsibility for formulating and implementing the bank's trading and investment strategy. In 1982, Mr. Akant was promoted to senior investment officer and was the division's deputy in charge of the U.S. dollar portfolio.

           Mr. Williams joined FFTW in 1995 from Deutsche Morgan
           Grenfell, where he worked as an analyst in the fixed-income research department.

           Mr. Hard joined FFTW's affiliate in London in 1989 from Mercury Asset Management, the investment management affiliate of S.G. Warburg & Co., Ltd (now Warburg Dillon
           Read). His responsibilities there included the formulation of global bond and currency investment policies, and the management of interest rate and currency exposures of the firm's specialist non-dollar bond portfolios. He was previously first vice president and London branch manager of Julius Baer Investment Management, Inc.

           Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan. His primary responsibilities included proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds and asset-backed securities. Prior to that, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities.